                                                                    EXHIBIT 3.12

                            ARTICLES OF INCORPORATION
                                       or
                              JAZZ ENTERPRISES INC.

         The undersigned acting pursuant to the Business Corporation Law of Louisiana, adopts the following Articles of Incorporation.

                                    ARTICLE I

The name of the corporation is Jazz Enterprises, Inc.

                                   ARTICLE II

         The purpose of the corporation is to engage in any lawful activity for which corporations may be formed under the Business Corporation Law of Louisiana.

                                   ARTICLE III

         The aggregate number of shares of capital stock which this corporation is authorized to issue is one hundred thousand (100,000) common shares without par value.

                                   ARTICLE IV

         The name and address of the incorporator is:

Paula C. Bradley
4939 Jamestown Avenue Suite 2018
Baton Rouge, LA 70808

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THUS DONE AND SIGNED this 10th, day of June 1992.


                                     /S/ Paula C. Bradley
                                     --------------------
                                     Paula Bradley
                                     Incorporator
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                                 ACKNOWLEDGMENT

STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE

BEFORE ME, the undersigned authority, personally came and Appeared:

                                PAULA C. BRADLEY

         to me known to be the person who signed the foregoing Articles of Incorporation of Jazz Enterprises, Inc. as incorporator, and who being duly sworn, did acknowledge and declare, that he signed said instrument as his free act and deed for the purposes mentioned therein.

         IN WITNESS WHEREOF, the said appearer, witnesses and I have hereunto affixed our hands on this 10th day of June, 1992, at Baton Rouge, Louisiana.

WITNESSES:

/S/ [ILLEGIBLE]                                     /S/ Paula C. Bradley
------------------------------                      --------------------------
                                                    Paula C. Bradley
                                                    Incorporator
/S/ [ILLEGIBLE]
------------------------------

                            /S/ [ILLEGIBLE]
                         -------------------------------------
                                  NOTARY PUBLIC
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                                 INITIAL REPORT

                                       OF

                              JAZZ ENTERPRISES INC.



TO:      The Secretary of State
         Baton Rouge, Louisiana

         Complying with the Business Corporation Law of Louisiana, Jazz Enterprises, Inc. hereby makes its initial report as follows:

The address of the registered office is:

         4939 Jamestown Avenue, Suite 201B
         Baton Rouge, LA 70808

The name and address of the registered agent is:

         Paula C. Bradley
         4939 Jamestown Avenue, Suite 201B
         Baton Rouge, LA 70808

The name and address of the first director is:

         Paula C. Bradley
         4939 Jamestown Avenue, Suite 201B
         Baton Rouge, LA 70808

Baton Rouge, Louisiana this 10th day of February, 1992.


                                                      /S/ Paula C. Bradley
                                                      --------------------
                                                      Paula C. Bradley
                                                      Incorporator
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                             AFFIDAVIT OF ACCEPTANCE

                                       OF

                   APPOINTMENT BY DESIGNATED REGISTERED AGENT



STATE OF LOUISIANA
PARISH OF EAST BATON ROUGE

         BEFORE ME, the undersigned duly commissioned and qualified Notary Public, personally came and appeared:

                                PAULA C. BRADLEY

who after being first duly sworn, deposed and said:

         Affiant is the person designated as registered agent by Jazz Enterprises, Inc. (the "Corporation"), a domestic corporation authorized to transact business in the State of Louisiana pursuant to the provisions of Title 12.

         Affiant hereby acknowledges and accepts the appointment as registered agent of the Corporation.


                                                     /S/ Paula C. Bradley
                                                     -------------------------
                                                     Paula C. Bradley


         SWORN TO AND SUBSCRIBED before me this 10th day of June, 1992 Incorporator

                           /S/ ILLEGIBLE
                           -----------------------------------
                                  NOTARY PUBLIC

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W. Fox McKeithen                    NOTICE OF CHANGE OF REGISTERED OFFICE
Secretary of State                  AND/OR CHANGE OF REGISTERED AGENT
      [SEAL]                        (R.S. 12:104 & 12.236)

Domestic Corporation                Return to: Corporations Division
(Business of Non-Profit)                       P.O. Box 94125
Enclose $20-00 filing fee                      Baton Rouge, LA 70804-9125
Make remittance payable                        Phone (504)925-4704
Secretary of State
DO NOT SEND CASH
Corporation Name,           JAZZ ENTERPRISES, INC.

                    CHANGE OF LOCATION OF REGISTERED OFFICE

Notice is hereby given that the Board of Directors of the above named corporation has authorized a change in the location of the corporation's registered office. The new registered office is located at: 451 Florida Street, Suite 800 Baton Rouge, Louisiana 70801

                                    /S/ Patsy S. Hubbard
                           ---------------------------------------------------
                           To Be Signed by one (1) officer or two (2) directors

                                CHANGE OF REGISTERED AGENT(S)

Notice is hereby given that the Board of Directors of the above named corporation has authorized the change of the corporation's registered agent(s). The name(s) and address(es) of the now registered agent(s) is/are as follows:

         John S. Campbell, Jr.
         451 Florida Street. Suite 800
         Baton Rouge, Louisiana 70801

                                         /S/ Patsy S. Hubbard
                                         ---------------------------------------
                                         President/Vice President or Secretary

                AGENT AFFIDAVIT AND ACKNOWLEDGMENT OF ACCEPTANCE

I hereby acknowledge and accept the appointment of registered agent(s) for and on behalf of the above named corporation.

                           /S/ John S. Campbell, Jr.
                           -------------------------------
                             John S. Campbell, Jr.
                           -------------------------------
                               Registered Agent(s)

Sworn to and subscribed before me this 12th day of July, 1995.

                               Marc S. Whitfield
                               --------------------------
                                          Notary
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W. Fox McKeithen           Domestic Corporation
Secretary of State         Annual Report
                                    For Period Ending
                                    June 10, 1999

Mailing Address Only       (Indicate any changes Below)       Registered Office Address in Louisiana
34408888D                                                     (Do no Use P.O. Box)
                                                              451 FLORIDA ST., STE. 800
JAZZ ENTERPRISES, INC.                                        BATON ROUGE, LA 70801
c/o JOHN S. CAMPBELL, JR.
451 FLORIDA ST., STE. 800
BATON ROUGE, LA 70801

                                                              FEDERAL TAX ID NUMBER     ISSUED SHARES
                                                              72-1214771

Our records indicate the following registered agents for the corporation. Indicate any changes or deletions below. All agents must have a Louisiana address. Do not use a P.O. Box. New registered agents require a notarized signature.

JOHN S. CAMPBELL, JR.
451 FLORIDA ST., STE. 800/BATON ROUGE, LA 70801

I hereby accept the appointment of registered agent(s).       Sworn to and subscribe before me on

-------------------------------------------------------       ---------------------------------------

Our records indicate the following officers or directors for the corporation. Indicate any changes or deletions below. If additional space is needed, attach an addendum. Include addresses. Do not use a P.O. Box. Indicate all offices held by each individual listed.

JAMES GULBRANDSEN                   VICE PRES/DIR
30 CLERMONT LANE/LADUE, MO 63124

PATSY S. HUBBARD                    SECT
146 WEST 2ND ST./ROXANA, IL 62002

JAMES B. PERRY                      PRES/TREAS/DIR
63 FAIR OAKS/LADUE, MO 63124

         To be signed by one officer or two directors.        Title                     Phone            Date
SIGN  /s/ Dale R. Black                                       Treasurer                 618/474-7500              3/17/99

Enclose filing fee of $25.00                         Return by: June 10, 1999           CHECK
Make remittance payable to Secretary of State        to:      Commercial Division       IF NO
Do Not Send Cash                                              P.O. Box 94125            CHANGE
web site: www.sec.state.la.us                                 BATON ROUGE, LA 70804-9125
                                                              Phone (225) 925-4701      (     )

                                             UNSIGNED REPORTS WILL BE RETURNED